UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 28, 2012

Carter Validus Mission Critical REIT, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-54675	27-1550167
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4211 West Boy Scout Blvd.

Suite 500

Tampa, Florida 33607

(Address of principal executive offices)

(813) 287-0101

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

The information reported in Item 2.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.03	Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As previously reported in a Current Report on Form 8-K filed on April 4, 2012, Carter/Validus Operating Partnership, L.P. (“CVOP”), the operating partnership of Carter Validus Mission Critical REIT, Inc. (the “Company”), entered into a credit agreement with KeyBank National Association (“KeyBank”) and the other lenders party thereto, to obtain a secured revolving credit facility in an aggregate maximum principal amount of $75,000,000 (as amended from time to time, the “KeyBank Line of Credit”), consisting of a $37,500,000 revolving line of credit, with a maturity date of November 19, 2015, subject to CVOP’s right to a 12-month extension, and a $37,500,000 term loan, with a maturity date of November 19, 2016, subject to CVOP’s right to a 12-month extension.

On December 28, 2012, in connection with the acquisition of the Akron General Medical Center, a 98,705 rentable square foot health and wellness center located in Green, Ohio, CVOP, through wholly-owned subsidiaries, entered into two joinder agreements and an assignment of leases and rents with KeyBank, which increased CVOP’s borrowing base availability under the KeyBank Line of Credit by approximately $19,675,000, bringing the total borrowing base availability under the KeyBank Line of Credit to an aggregate of $64,755,000. As previously disclosed in the Current Report on Form 8-K filed on November 26, 2012, the KeyBank Line of Credit bears interest at per annum rates equal to, at CVOP’s option, either: (a) the London Interbank Offered Rate, plus an applicable margin ranging from 2.50% to 3.50%, which is determined based on the overall leverage of CVOP; or (b) a base rate which means, for any day, a fluctuating rate per annum equal to the prime rate for such day, plus an applicable margin ranging from 1.25% to 2.25%, which is determined based on the overall leverage of CVOP. CVOP also pledged a security interest in the Akron General Medical Center as collateral to secure the KeyBank Line of Credit, pursuant to a mortgage agreement, dated December 28, 2012.

The material terms of the joinder agreements, the assignment of leases and rents and the mortgage agreement are qualified in their entirety by the agreements attached as Exhibit 10.1, 10.2, 10.3 and 10.4, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

As of December 28, 2012, CVOP had an outstanding balance of $57,500,000 and approximately $7,255,000 remaining available under the KeyBank Line of Credit.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

10.1	Joinder Agreement by HC–1940 Town Park Boulevard, LLC to KeyBank National Association, as Agent, dated December 28, 2012.

10.2	Joinder Agreement by Green Wellness Investors, LLLP to KeyBank National Association, as Agent, dated December 28, 2012.

10.3	Assignment of Leases and Rents by Green Wellness Investors, LLLP to KeyBank National Association, dated December 28, 2012.

10.4	Open-End Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing by Green Wellness Investors, LLLP, as Grantor, to KeyBank National Association, as Agent, dated December 28, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Carter Validus Mission Critical REIT, Inc.

Dated: January 4, 2013	By:	/s/ Todd M. Sakow
		Name:	Todd M. Sakow
		Title:	Chief Financial Officer